UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 23, 2005

ANGIODYNAMICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50761	11-3146460
(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804
(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

The information provided in Item 2.03, below, is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 23, 2005, AngioDynamics, Inc. (“AngioDynamics”) entered into a new working capital revolving line of credit facility (the “Facility”) with KeyBank National Association (“KeyBank”). The Facility replaces AngioDynamics’ current line of credit with KeyBank, which expired on November 30, 2005. Under the Facility, the amount available to AngioDynamics is $7.5 million, up from $3.0 million under the prior line of credit. The maturity date of the Facility is November 30, 2006.

Advances made under the Facility are secured by a first security interest in favor of KeyBank in all of AngioDynamics’ inventory, equipment, accounts receivable, instruments, general intangible assets, and related assets and proceeds therefrom. The initial advance made under the Facility will bear interest at the rate of LIBOR plus 175 basis points (“LIBOR Rate”). Thereafter, the interest rate will be adjusted monthly, at AngioDynamics’ election, to either the then-current LIBOR Rate or the KeyBank prime rate. Interest under the Facility is payable monthly. As of November 30, 2005, no amounts were outstanding under the Facility or the prior line of credit with KeyBank.

The Facility contains customary events of default that will permit KeyBank to accelerate payment of all outstanding advances if not cured within any applicable grace period, including payment defaults; failure to comply with other obligations, covenants or conditions; defaults under other obligations that may materially affect AngioDynamics’ property or its ability to repay advances under the Facility; insolvency or bankruptcy; change in ownership of 25% or more of AngioDynamics’ common stock; material adverse changes in AngioDynamics’ financial condition; and if KeyBank in good faith believes itself to be insecure.

The above description is a summary of the Facility and is qualified in its entirety by the commitment letter, promissory note and commercial security agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, hereto, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
10.1	Commitment Letter dated November 23, 2005, from KeyBank National Association.
10.2	Promissory Note dated November 23, 2005, between AngioDynamics, Inc. and KeyBank National Association.
10.3	Commercial Security Agreement dated November 23, 2005, between AngioDynamics, Inc. and KeyBank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2005	ANGIODYNAMICS, INC.

(Registrant)

By:/s/ Joseph G. Gerardi

Joseph G. Gerardi

Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commitment Letter dated November 23, 2005, from KeyBank National Association.

10.2	Promissory Note dated November 23, 2005, between AngioDynamics, Inc. and KeyBank National Association.

10.3	Commercial Security Agreement dated November 23, 2005, between AngioDynamics, Inc. and KeyBank National Association.

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